UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

August 11, 2025 (August 7, 2025)

Date of report (date of earliest event reported)

Nordicus Partners Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 South Beverly Dr., Suite 505, Beverly Hills, CA 90212
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

3651 Lindell Road, Suite D565, Las Vegas, NV, 89103
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

In accordance with Regulation FD, we are furnishing certain valuation reports (the “Valuations”) that Nordicus Partners Corporation (the “Company”) may furnish to analysts, investors and others regarding its wholly owned subsidiaries, Orocidin A/S (“Orocidin”) and Bio-Convert A/S (“Bio-Convert”), on or after August 11, 2025. The Valuations are attached hereto as Exhibits 99.1 through 99.2 and will be available on the Company’s website at nordicuspartners.com.

The Valuations were prepared solely for the purpose of assisting the Board of Directors in evaluating Orocidin’s and Bio-Convert’s fair market value and should not be relied upon for any other purpose. The independent Valuations were performed by Stanton Park Advisors LLC, which not is affiliated with the Company.

The specific valuation methods used by Stanton Park Advisors in the determination of value were based upon the performance of investigative procedures that Stanton Park Advisors considered necessary under the circumstances. These procedures include discussions with Orocidin’s and Bio-Convert’s management regarding the history of the business, as well as detailed discussions of Orocidin’s and Bio-Convert’s recent financial performance and operations; its expected future performance; and other factors Stanton Park Advisors considered relevant.

Stanton Park Advisors evaluated internal and external factors influencing the value of Orocidin and Bio-Convert, respectively, which were reviewed, analyzed, and interpreted. Internal factors included Orocidin’s and Bio-Convert’s respective financial positions, results of their respective operations, and the size and marketability of the interest being valued. External factors included – among other things – the status of the industry and the position of Orocidin and Bio-Convert relative to the industry.

This report contains forward-looking statements, including financial projections used in the Valuation analyses. Actual results may differ materially due to risks and uncertainties. The Valuations represent the opinion of the independent appraisers as of the respective Valuation dates and do not constitute a guarantee of future value or performance. This disclosure is provided solely for informational purposes and does not constitute an offer to buy or sell any securities. Neither the Company nor either Valuation firm makes any representation or assumes any liability to any third party who may rely upon the Valuation or this disclosure.

We undertake no duty or obligation to publicly update or revise the information contained in the Valuations, although we may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01, including the exhibits furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Stanton Park Advisors LLC , Valuation of Bio-Convert’s QR-02 as of June 30, 2025
99.2	Stanton Park Advisors LLC , Valuation of Orocidin’s QR-01 as of June 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 11, 2025	Nordicus Partners Corporation

	By:	/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer